SATUIT CAPITAL MANAGEMENT TRUST

Supplement to Prospectus and Statement of Additional Information (“SAI”)

Dated October 27, 2014 to

 Prospectus and SAI dated February 28, 2014

IMPORTANT INFORMATION ABOUT SATUIT CAPITAL MANAGEMENT TRUST

At a meeting held on October 6, 2014, the Board of Trustees (the “Board”) of Satuit Capital Management Trust (the “Trust”) approved a change in the timeframe for assessing a redemption fee for each of the Satuit Capital U.S. Emerging Companies Fund (the “Emerging Companies Fund”), the Satuit Capital U.S. Small Cap Fund (the “Small Cap Fund”) and the Satuit Capital U.S. Smid Cap Fund (the “Smid Cap Fund”, and together with the Emerging Companies Fund and the Small Cap Fund, the “Funds”) from 2% of the amount redeemed within 360 days of purchase to 2% of the amount redeemed within 90 days of purchase.

Please retain this Supplement for future reference.